EXHIBIT 10.1

                                                  CONFIDENTIAL TREATMENT REQUEST

    [*] INDICATES  INFORMATION  THAT HAS BEEN OMITTED PURSUANT TO A CONFIDENTIAL
     TREATMENT REQUEST, AND THIS INFORMATION HAS BEEN FILED UNDER SEPARATE COVER
                                                            WITH THE COMMISSION.

                        SETTLEMENT AGREEMENT AND RELEASE

     This Settlement Agreement and Release (the "Agreement") is effective this 15th day of September 2006 (the "Effective Date"), between (i) ENZO BIOCHEM, INC. and ENZO LIFE SCIENCES, INC. (formerly ENZO DIAGNOSTICS, INC.) (referred to collectively herein as "ENZO"), and YALE UNIVERSITY, on the one hand, and (ii) SIGMA-ALDRICH CORP., SIGMA CHEMICAL COMPANY, INC., SIGMA-ALDRICH CO., and SIGMA-ALDRICH, INC. (referred to collectively herein as "SIGMA") (individually, each a "Party" and collectively, the "Parties"), on the other hand.


                                    RECITALS

     WHEREAS, ENZO DIAGNOSTICS, INC. and SIGMA CHEMICAL COMPANY, INC. were parties to a Distributorship Agreement (the "Distributorship Agreement"), dated January 5, 1996;

     WHEREAS, YALE is the owner of United States Patent Nos. 4,711,955, 5,328,824, 5,449,767 and 5,476,928 and it is the position of Enzo that it is the exclusive licensee of those patents;

     WHEREAS, ENZO is the owner of United States Patent Nos. 4,707,440, 4,994,373, 5,013,831, 5,175,269 and 5,241,060;

     WHEREAS, ENZO, YALE and SIGMA are currently engaged in litigation in the United States District Court for the Southern District of New York, in a case captioned ENZO BIOCHEM, INC. AND ENZO LIFE SCIENCES, INC. V. SIGMA-ALDRICH CORP., SIGMA CHEMICAL CO., INC., SIGMA-ALDRICH CO., AND SIGMA-ALDRICH, INC., Civil Action No. 03-CV-3820 (JES) (S.D.N.Y.) (the "Litigation");

     WHEREAS, the Litigation involves claims by ENZO for infringement of United States Patent Nos. 4,707,440, 4,994,373, 5,013,831, 5,175,269, 5,241,060,
4,711,955,  5,328,824,  5,449,767  and  5,476,928 by certain  Sigma  Products as defined below in paragraph 1.6, breach of the Distributorship Agreement and unfair competition under federal law as alleged in the pleadings of the Litigation;

     WHEREAS, SIGMA filed an answer and counterclaims in the Litigation;

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     WHEREAS,  the  Paties  desire  to  reach  an  amicable  resolution  of  the
Litigation and all claims, defenses and counterclaims asserted therein, in accordance with the provisions of this Agreement;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and agreements hereinafter set forth, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:


ARTICLE I: DEFINITIONS

1.1 Reference to "Enzo Parties" means and includes, without limitation: (a) Enzo Biochem, Inc. and Enzo Life Sciences, Inc. and (i) their respective officers, directors, employees, agents and/or representatives, and (ii) their respective subsidiaries, affiliates and/or related companies that the respective party now or in the future owns or controls; and (b) any entity that Enzo Biochem, Inc. and/or Enzo Life Sciences Inc. acquires or merges with in the future.


1.2 Reference to "Sigma Parties" means and includes, without limitations: (a) Sigma Aldrich Corporation, Sigma-Chemical Company, Inc., Sigma Aldrich Co. and Sigma Aldrich, Inc. and (i) their respective officers, directors, employees, agents and/or representatives, and (ii) the respective party's subsidiaries, affiliates and/or related companies that it now owns or controls.


1.3 Reference to "Yale" means and includes, without limitations: (a) Yale University and (i) its respective officers, directors, employees, agents and/or representatives, (ii) its subsidiaries, affiliates and/or related entities.


1.4 "Enzo Patents" means and is limited to United States Patent Nos. 4,707,440, 4,994,373, 5,013,831, 5,175,269, 5,241,060 and foreign counterparts. Enzo
Patents does not include any other Enzo patents or patent applications, whether related or unrelated to the Enzo Patents (including, but not limited to continuations and/or continuations-in-part), and whether pending, allowed, allowable or soon to be issued.


1.5 "Yale Patents" means and is limited to United States Patent Nos. 4,711,955, 5,328,824, 5,449,767 and 5,476,928 and foreign counterpart applications. Yale Patents does not include any other Yale patents or patent applications, whether related or unrelated to the Yale Patents (including, but not limited to continuations and/or continuations-in-part), and whether pending, allowed, allowable or soon to be issued.

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1.6  "Sigma   Products"   means  any  product  listed  in  the  2002-2003  Sigma
Catalog-Biochemicals and Reagents for Life Science Research plus the products listed on EXHIBIT A hereto, and include, without limitation, the following products:

         (a)      8-(6-aminohexyl) amino-adenosine 5' monophosphate (A 3771);
         (b)      8-(6-aminohexyl) amino-adenosine 5' triphosphate (A0269);
         (c)      Aminoallyl-dUTP (A 0410);
         (d)      Aminoallyl-dUTP (A 5910);
         (e)      Aminoallyl-UTP (A 5660);
         (f)      Bio-4-dUTP (B 1765);
         (g)      Bio-4-UTP (B 1640);
         (h)      Bio-11-dUTP (B 7645);
         (i)      Bio-11-UTP (B 5770);
         (j)      Bio-14-ATP (B 5895);
         (k)      Bio-17-ATP (B 6020);
         (l)      Hg-dUTP (M 0511);
         (m)      Hg-UTP (M 6143);
         (n)      Photobiotin (A 7667);
         (o)      SigmaScreen APS Coated Slides for Microarray (S 9936);
         (p)      SigmaScreen Coated Slides for Microarray (S 7934); and
         (q)      SigmaScreen Ready-to-Coat Slides for Microarray (S 2940).



1.7 "Claims" means any and all claims, counterclaims and causes of action accrued or unaccrued, known or unknown, based on or related to the Enzo Patents, the Yale Patents, the Distribution Agreement and/or related unfair competition claims under federal or state law, including without limitation any and all claims, counterclaims or causes of action involving the manufacture, use, marketing, advertising, sale, offer for sale or importation or exportation of any Sigma Product.


ARTICLE II: RELEASE BY ENZO AND YALE UNIVERSITY

2.1 RELEASES BY THE ENZO PARTIES AND YALE. Each of the Enzo parties and Yale University hereby releases the Sigma Parties and their respective customers (arising out of the use of any Sigma Product), from any and all Claims which any of the Enzo Parties or Yale ever had, now has, or may in the future have against any of the Sigma Parties, including but not limited to (1) infringement (direct or indirect) of the Enzo Patents and Yale Patents, (2) breach of the Distribution Agreement and (3) related unfair competition claims under federal or state law. Each of the Enzo Parties and Yale covenants not to sue the Sigma Parties and/or any of their respective customers (arising out of the customer's use of any Sigma Product) based on such Claims.

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ARTICLE III: RELEASE BY SIGMA

3.1 RELEASE BY THE SIGMA PARTIES. Each of the Sigma Parties hereby releases the Enzo Parties and Yale from any and all Claims and covenant not to sue the Enzo Parties or Yale based on such Claims.


ARTICLE IV:  NO IMPLIED OR EXPRESS LICENSE GRANTED

4.1 Nothing contained herein shall be deemed to create an express or implied license under any Enzo or Yale Patents in favor of any individual or entity including, without limitation, SIGMA and its subsidiaries and affiliates.


ARTICLE V:  DISMISSALS/WITHDRAWALS

5.1 The Parties agree to dismiss with prejudice all Claims asserted against one another in the Litigation.


5.2 The Parties agree that within ten (10) business days of the execution of this Agreement, they will jointly sign and file with the United States District Court for the Southern District of New York the Joint Stipulation and Proposed Order of Dismissal With Prejudice attached hereto as Exhibit B. Payment by SIGMA pursuant to paragraph 6.1 shall be made within five (5) business days from the Court's approval and entry of the Joint Stipulation and Proposed Order of Dismissal With Prejudice.


5.3 Either Party shall have the right to terminate this Agreement should the Court not enter the Joint Stipulation and Proposed Order of Dismissal With Prejudice in substantially the form set forth in Exhibit B.


ARTICLE VI: PAYMENT BY SIGMA

6.1 SIGMA hereby agrees to pay Two Million U.S. Dollars (U.S. $2,000,000) as consideration for Yale's release and ENZO's release of all Claims in the Litigation. Payment shall be made by wire transfer in immediately available federal funds to the following bank account for ENZO LIFE SCIENCES, INC.:
Citibank Account No. 119121150 and ABA Routing No. 021001486.

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ARTICLE VII: REPRESENTATIONS

7.1 Each Party to this Agreement represents and warrants to the other that, as of the date hereof, it is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement. This Agreement is a legal, valid and binding obligation enforceable against each of the Parties in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, affecting creditor's rights generally and by general principles of equity.


7.2 Each of the Enzo Parties and Yale represents and warrants to SIGMA and the Sigma Released Parties that, as of the date hereof, ENZO has all requisite power and authority, corporate or otherwise, to release and discharge all Claims under paragraph 2.1.


7.3 SIGMA represents and warrants to the Enzo Parties and Yale that, as of the date hereof, SIGMA has all the requisite power and authority, corporate or otherwise, to release and discharge all Claims under paragraph 3.1.


7.4 SIGMA represents and warrants to the Enzo Parties that prior to February, 2005, it had not sold more than $[ * ] worth of Sigma Products listed in paragraph 1.6(a)-(q) above.


ARTICLE VIII:  MISCELLANEOUS

8.1 It is understood and agreed that nothing in this Agreement shall be deemed or construed as an admission by the Sigma Parties of validity, enforceability or infringement of the Yale Patents or Enzo Patents and/or wrongdoing by the Sigma Parties in connection with any of the claims and/or allegations made by the Enzo Parties or Yale Parties in this Litigation, and, moreover, the Sigma parties expressly deny any liability, infringement, and/or wrongdoing.

8.2 The Parties agree to keep the terms of this Agreement confidential, and agree not to disclose the terms of this Agreement except as may be in the reasonable opinion of counsel to the disclosing party (i) necessary for the purpose of enforcing any provision of this Agreement, (ii) required by law or any court or regulatory body, or (iii) compelled by outside counsel of any third party undertaking a bona fide due diligence exercise in connection with the business of either Party or the purchase of substantially all of the


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assets  of  the  other   party,   but  only   where  a   mutually   satisfactory
confidentiality agreement has been signed. Either Party may inform any court with jurisdiction over the Litigation of the existence of this Agreement, but not its terms. In the event, a party receives discovery requests or a subpoena to produce this Agreement or disclose the terms of this Agreement, the party shall object to and reasonably resist such production or disclosure and shall promptly notify the other party of such request or subpoena.


8.2 Each Party represents and acknowledges that it has read this Agreement and fully understands and agrees to its terms, and that each Party has been represented by counsel in connection with the negotiation and execution of this Agreement.

8.3 This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


8.4 The paragraph headings contained herein are for reference only; such headings are not a part of this Agreement, nor shall they in any way affect the interpretation thereof.


8.5 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, and any action based on or arising out of the Agreement shall be governed by the laws of the State of New York.


8.6 This Agreement and the Joint Stipulation and Proposed Order of Dismissal With Prejudice attached hereto as Exhibit B contain the entire agreement among the Parties with respect to the matters contained herein and supersedes any and all prior agreements. This Agreement may be amended only by written agreement signed by the Parties to the Agreement. The provisions of all of such agreements shall be construed together so as to give effect to the provisions of each of the agreements to the greatest extent possible.


8.7 Each Party shall perform any further acts, and sign and deliver any further instruments and documents, as may be required to accomplish the purposes of this Agreement; provided, however, that nothing in this provision shall be interpreted to modify any of the specific terms of this Agreement.


8.8 Any notice, requests, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by commercial overnight courier, or transmitted by facsimile, with confirmed receipt, to the Party to whom it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties (referred to herein as "notice"). All notices shall be effective upon


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receipt. The Parties further agree that each Party shall provide the other Party with notice of execution of this Agreement (along with a copy of the executed Agreement) by facsimile or same-day hand delivery, with confirmation to follow by any of the other foregoing methods.

         Notice to ENZO:   Enzo Biochem, Inc.
                           527 Madison Avenue, 9th Floor
                           New York, New York 10012-4304
                           Attention: Dr. Elazar Rabbani
                           Fax: (212) 583-0150


         Notice to YALE:   Yale University
                           Office of General Counsel
                           2 Whitney Avenue, 6th Floor
                           New Haven, Connecticut 06510
                           Attention: Harold Rose, Esq.
                           Fax: (617) 951-7050


         Notice to SIGMA:  Sigma-Aldrich Corp.
                           3050 Spruce Street
                           St. Louis, Missouri 63103
                           Attention:  Legal
                           Fax: (314) 534-2674

8.9 No Party hereto shall assign or delegate any of its rights or obligations hereunder without the prior, written consent of the other Party, which the other Party may withhold in its sole and absolute discretion, except that no such consent shall be required with respect to a merger, consolidation, reorganization, sale of stock or sale of substantially all of the business and assets of a Party. This Agreement shall be binding upon the permitted successors and permitted assigns of the Party. Any assignment not in accordance with the above shall be void.


8.10 In the event that any dispute, controversy or difference between the Parties arises out of, or in connection with, this Agreement, or for the breach thereof, the Parties shall promptly meet and attempt in good faith to resolve such dispute on a mutually agreeable basis before proceeding with any litigation.


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    IN WITNESS  WHEREOF,  the Parties  hereto have caused this  Agreement  to be executed in counterparts as of the date first written above.


                                     Enzo Biochem,  Inc. and Enzo Life Sciences,
                                     Inc.

                                     By:       /s/ E. Rabbani
                                               ---------------------------------

                                     Name:     Elazar Rabbani
                                               ---------------------------------

                                     Title:    Chief Executive Officer
                                               ---------------------------------



                                     Yale University


                                     By:       /s/ Shauna King
                                               ---------------------------------

                                     Name:     Shauna King
v                                              ---------------------------------

                                     Title:    VP - Finance and Admin.
                                               ---------------------------------


                                     Sigma-Aldrich    Corp.,    Sigma   Chemical
                                     Company,   Inc.,   Sigma-Aldrich  Co.,  and
                                     Sigma-Aldrich, Inc.


                                     By:       /s/ Kirk A. Richter
                                               ---------------------------------

                                     Name:     Kirk A. Richter
                                               ---------------------------------

                                     Title:    Treasurer
                                               ---------------------------------

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